                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                          7 1/4% SENIOR NOTES DUE 2010
                   ($175,000,000 PRINCIPAL AMOUNT OUTSTANDING)

                                       OF

                           UNIVERSAL COMPRESSION, INC.
               PURSUANT TO THE PROSPECTUS DATED ___________, 2003

         This form must be used by a holder of 7 1/4% Senior Notes due 2010 (the "Old Notes") of Universal Compression, Inc., a Texas corporation ("Universal"), who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in the section entitled "The Exchange Offer - Guaranteed Delivery Procedures" of Universal's Prospectus dated ___________, 2003 (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
      TIME, ON ____________, 2003 UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                              THE BANK OF NEW YORK
                             (THE "EXCHANGE AGENT")

     By Overnight Carrier or by Hand:        By Registered or Certified Mail:
          THE BANK OF NEW YORK                     THE BANK OF NEW YORK
            101 BARCLAY STREET                    101 BARCLAY STREET, 7E
        CORPORATE TRUST OPERATIONS               NEW YORK, NEW YORK 10286
              GROUND LEVEL                      ATTENTION: BERNARD ARSENEC
         NEW YORK, NEW YORK 10286                   REORGANIZATION UNIT
       ATTENTION: BERNARD ARSENEC
          REORGANIZATION UNIT

                 By Facsimile (for Eligible Institutions Only):
                                 (212) 298-1915

                            To Confirm by Telephone:
                                 (212) 815-5098

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to Universal the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

         The undersigned hereby tenders the Old Notes listed below:

                                                                       AGGREGATE PRINCIPAL
                                                                       AMOUNT REPRESENTED
               CERTIFICATE NUMBER(s) (IF KNOWN) OF                        BY OLD NOTES          AGGREGATE PRINCIPAL
                OLD NOTES OR ACCOUNT NUMBER AT DTC                       CERTIFICATE(s)           AMOUNT TENDERED
               -----------------------------------                     -------------------      -------------------




         All authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Holder(s)                          Date:
or Authorized Signatory:                                           ---------------------------------------
                                                              Address:
---------------------------------------------------------
                                                              --------------------------------------------
---------------------------------------------------------     Area Code and
                                                              Telephone No.:
                                                                            ------------------------------
Name(s) of Registered Holder(s):

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------


         This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
        -----------------------------------------------------------------------

Capacity:
         ----------------------------------------------------------------------

Address(es):
            -------------------------------------------------------------------

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC described in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the date of execution hereof.

Name of Firm

            ----------------------------        --------------------------------
                                                    (Authorized Signature)
Address

       ---------------------------------
                                                Name

                                                    ----------------------------
                                                    (Please Print)
----------------------------------------
           (Include Zip Code)
                                                Title

                                                     ---------------------------
Area Code and

Tel. No.                                        Dated
        ---------------------------------            ---------------------------

-----------------------------------------

DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.